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                                                                  EXHIBIT 10.6

                             HARVEYS CASINO RESORTS
                               PARTICIPANTS IN THE
                       DEFERRED COMPENSATION PLAN FOR 2000

CORPORATE                                             LAKE TAHOE
---------                                             ----------
Charles Scharer   10%                                 Phil Herback       23%
Jim Rafferty       8%                                 Joe Wells           7%
John Hewitt        5%                                 Sue Ewald          20%
Jack Bellotti      4%                                 Bill Fletcher      16%
Art Goldberg      20%                                 Dave Hurst         15%
                                                      Willie Stephens    10%

COLORADO                                              IOWA
--------                                              ----
Debra Fletcher     5%                                 Verne Welch, Jr.   10%
Geri Clerkin       5%                                 Bonnie Picker       5%
Ed Barraco        15%                                 William French      9%